                                                                  EXHIBIT (e)(4)
-------------------------
          SERVICE REQUEST
-------------------------

AIG PROTECTION ADVANTAGE VUL/SM/

-------------------------
    AMERICAN GENERAL LIFE

--------------------------------------------------------------------------------------------------------------------
AIG Protection Advantage VUL/SM/                               MFS(R) Variable Insurance Trust
  - Fixed Option                                                    .    Division 892 - New Discovery
     .    Division 301 - AGL Declared Fixed Interest Account        .    Division 893 - Research

AIG Protection Advantage VUL/SM/                               Neuberger Berman Advisers Management Trust
  - Variable Divisions                                              .    Division 895 - Mid-Cap Growth
                                                                    .    Division 894 - Socially Responsive
AIM Variable Insurance Funds
     .    Division 871 - Global Real Estate                    Oppenheimer Variable Account Funds
     .    Division 870 - International Growth                       .    Division 896 - Balanced
                                                                    .    Division 897 - Global Securities
The Alger American Fund
     .    Division 872 - Leveraged AllCap                      PIMCO Variable Insurance Trust
     .    Division 873 - MidCap Growth                              .    Division 905 - CommodityRealReturn Strategy
                                                                    .    Division 909 - Global Bond (Unhedged)
American Century Variable Portfolios, Inc.                          .    Division 906 - Real Return
     .    Division 874 - Value                                      .    Division 907 - Short-Term
                                                                    .    Division 908 - Total Return
Credit Suisse Trust
     .    Division 875 - Small Cap Core I                      Pioneer Variable Contracts Trust
                                                                    .    Division 910 - Mid Cap Value
Dreyfus Variable Investment Fund
     .    Division 876 - International Value                   Putnam Variable Trust
                                                                    .    Division 911 - Diversified Income
Fidelity(R) Variable Insurance Products                             .    Division 912 - Small Cap Value
     .    Division 877 - Asset Manager/SM/
     .    Division 878 - Contrafund(R)                         SunAmerica Series Trust
     .    Division 879 - Equity-Income                              .    Division 913 - Aggressive Growth
     .    Division 880 - Freedom 2020                               .    Division 914 - Balanced
     .    Division 881 - Freedom 2025
     .    Division 882 - Freedom 2030                          VALIC COMPANY I
     .    Division 883 - Growth                                     .    Division 915 - International Equities
     .    Division 884 - Mid Cap                                    .    Division 916 - Mid Cap Index
                                                                    .    Division 917 - Money Market I
Franklin Templeton Variable Insurance Products Trust                .    Division 918 - Nasdaq-100(R) Index
     .    Division 885 - Franklin Small Cap                         .    Division 919 - Science and Technology
                         Value Securities                           .    Division 920 - Small Cap Index
     .    Division 886 - Mutual Shares Securities                   .    Division 921 - Stock Index

Janus Aspen Series                                             Van Kampen Life Investment Trust
     .    Division 887 - Forty                                      .    Division 922 - Growth and Income
     .    Division 888 - International Growth
     .    Division 889 - Mid Cap Growth                        Vanguard(R) Variable Insurance Fund
                                                                    .    Division 923 - High Yield Bond
J.P. Morgan Series Trust II                                         .    Division 924 - REIT Index
     .    Division 891 - International Equity

JPMorgan Insurance Trust
     .    Division 890 - Government Bond

AGLC102903

[LOGO] AIG American General
American General Life Insurance Company ("AGL")
A member company of American International Group, Inc.

                                                         Variable Universal Life
                                                       Insurance Service Request

                                            Complete and return this request to:
                                              Variable Universal Life Operations
                                           PO Box 4880 . Houston, TX. 77210-4880
   (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5258 . Fax: (713) 620-6653

----------------------------------------------------------------------------------------------------------------------------------

[ ] POLICY                1. POLICY #:                                           Insured:
    IDENTIFICATION                     -----------------------------------------          ----------------------------------------
                             Address:                                                                       New Address (yes) (no)
COMPLETE THIS SECTION FOR             ---------------------------------------------------------------------
ALL REQUESTS.                Primary Owner (If other than an insured):
                                                                       ---------------------------------------
                             Address:                                                                       New Address (yes) (no)
                                      ---------------------------------------------------------------------
                             Primary Owner's S.S. No. or Tax I.D. No.                Phone Number: (    )            -
                                                                      --------------                      ----------- ------------
                             Joint Owner (If applicable):
                                                          -------------------------------------------------
                             Address:                                                                       New Address (yes) (no)
                                      ---------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

[ ] NAME                  2. Change Name Of: (Circle One)   Insured   Owner   Payor   Beneficiary
    CHANGE
                             Change Name From: (First, Middle, Last)             Change Name To: (First, Middle, Last)
Complete this section if
the name of one of the       -------------------------------------------------   -------------------------------------------------
Insured, Owner, Payor or
Beneficiary has changed.     Reason for Change: (Circle One)  Marriage  Divorce  Correction  Other (Attach copy of legal proof)
(Please note, this does
not change the Insured,
Owner, Payor or
Beneficiary designation).

----------------------------------------------------------------------------------------------------------------------------------

[ ] CHANGE IN             3. INVESTMENT DIVISION         PREM %  DED %  INVESTMENT DIVISION         PREM %  DED %
    ALLOCATION               -------------------         ------  -----  -------------------         ------  -----
    PERCENTAGES              (301) AGL Declared Fixed                   MFS /R/ Variable Insurance
                             Interest Account                           Trust
                                                          ----    ----  (892) New Discovery*         ----    ----
Use this section to          AIM Variable Insurance
indicate how premiums or     Funds                                      (893) Research               ----    ----
monthly deductions are to    (871) Global Real Estate*
be allocated. Total                                       ----    ----  Neuberger Berman Advisers
allocation in each column    (870) International                        Management Trust
must equal 100%; whole       Growth*                                    (895) Mid-Cap Growth         ----    ----
numbers only.                                             ----    ----
                             The Alger American Fund                    (894) Socially Responsive    ----    ----
                             (872) Leveraged AllCap
                                                          ----    ----  Oppenheimer Variable
                             (873) MidCap Growth                        Account Funds
                                                          ----    ----  (896) Balanced               ----    ----
                             American Century Variable
                             Portfolios, Inc.                           (897) Global Securities*     ----    ----
                             (874) Value
                                                          ----    ----  PIMCO Variable Insurance
                             Credit Suisse Trust                        Trust
                             (875) Small Cap Core I*                    (905) CommodityRealReturn
                                                          ----    ----  Strategy*                    ----    ----
                             Dreyfus Variable
                             Investment Fund                            (909) Global Bond
                             (876) International Value*                 (Unhedged)                   ----    ----
                                                          ----    ----
                             Fidelity /R/ Variable                      (906) Real Return            ----    ----
                             Insurance Product
                             (877) Asset Manager /SM/                   (907) Short-Term             ----    ----
                                                          ----    ----
                             (878) Contrafund /R/                       (908) Total Return           ----    ----
                                                          ----    ----
                             (879) Equity-Income                        Pioneer Variable Contracts
                                                          ----    ----  Trust
                             (880) Freedom 2020                         (910) Mid Cap Value          ----    ----
                                                          ----    ----
                             (881) Freedom 2025                         Putnam Variable Trust
                                                          ----    ----  (911) Diversified Income     ----    ----
                             (882) Freedom 2030
                                                          ----    ----  (912) Small Cap Value*       ----    ----
                             (883) Growth
                                                          ----    ----  SunAmerica Series Trust
                             (884) Mid Cap                              (913) Aggressive Growth      ----    ----
                                                          ----    ----
                             Franklin Templeton                         (914) Balanced               ----    ----
                             Variable Insurance
                             Products Trust                             VALIC Company I
                             (885) Franklin Small Cap                   (915) International
                             Value Securities*                          Equities*                    ----    ----
                                                          ----    ----
                             (886) Mutual Shares                        (916) Mid Cap Index          ----    ----
                             Securities
                                                          ----    ----  (917) Money Market I         ----    ----
                             Janus Aspen Series
                             (887) Forty                  ----    ----  (918) Nasdaq-100 /R/ lndex   ----    ----

                             (888) International                        (919) Science and
                             Growth*                      ----    ----  Technology                   ----    ----

                             (889) Mid Cap Growth         ----    ----  (920) Small Cap Index*       ----    ----

                             J.P. Morgan Series                         (921) Stock Index            ----    ----
                             Trust II
                             (891) International                        Van Kampen Life Investment
                             Equity*                      ----    ----  Trust
                                                                        (922) Growth and Income      ----    ----
                             JP Morgan Insurance Trust
                             (890) Government Bond        ----    ----  Vanguard /R/ Variable
                                                                        Insurance Fund
                                                                        (923) High Yield Bond        ----    ----

                                                                        (924) REIT Index             ----    ----

                                                                        Other:
                                                                               -------------------   ----    ----
                                                                                                     100%    100%

                             *lf you have the Guaranteed Minimum Death Benefit (GMDB) Rider this investment option is designated as a Restricted Fund.

------------------------------------------------------------------------------------------------------------------------------------

AGLC102903                               PAGE 2 OF 5

----------------------------------------------------------------------------------------------------------------------------------

[ ] MODE OF PREMIUM       4. Indicate frequency and premium amount desired: $        Annual $        Semi-Annual $       Quarterly
    PAYMENT/BILLING                                                          -------         -------              ------
    METHOD CHANGE                                        $          Monthly (Bank Draft Only)
                                                          ---------
Use this section to          Indicate billing method desired:        Direct Bill        Pre-Authorized Bank Draft
change the billing                                            ------             ------ (attach a Bank Draft Authorization Form
frequency and/or method                                                                  and "Void" Check)
of premium payment. Note,
however, that AGL will       Start Date:       /       /
not bill you on a direct                 ------  ------  ------
monthly basis. Refer to
your policy and its
related prospectus for
further information
concerning minimum
premiums and billing
options.

----------------------------------------------------------------------------------------------------------------------------------

[ ] LOST POLICY           5. I/we hereby certify that the policy of insurance for the listed policy has been          LOST
    CERTIFICATE                                                                                              --------      -------
                             DESTROYED          OTHER.
Complete this section if               --------
applying for a
Certificate of Insurance     Unless I/we have directed cancellation of the policy, I/we request that a:
or duplicate policy to
replace a lost or                              Certificate of Insurance at no charge
misplaced policy. If a                  ------
full duplicate policy is
being requested, a check                       Full duplicate policy at a charge of $25
or money order for $25                  ------
payable to AGL must be
submitted with this          be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
request.                     policy to AGL for cancellation.

----------------------------------------------------------------------------------------------------------------------------------

[ ] DOLLAR COST           6. Day of the month for transfers          (Choose a day of the month between 1-28)
    AVERAGING (DCA)                                         --------
    ($5,000 MINIMUM          Frequency of transfers:         Monthly         Quarterly         Semi-Annually         Annually
    BEGINNING                                        -------         -------           -------               -------
    ACCUMULATION
    VALUE)
                             DCA to be made from the following investment option:
An amount can be                                                                  -----------------------------------------
systematically               Transfer: $                           ($100 minimum, whole dollars only)
transferred from any one                --------------------------
investment option and
directed to one or more
of the investment options
below. The AGL Declared      (301) AGL Declared Fixed                    MFS /R/ Variable Insurance
Fixed Interest Account is    Interest Account                $           Trust
not available for DCA.                                        ---------  (892) New Discovery             $
Please refer to the          AIM Variable Insurance Funds                                                 ---------
prospectus for more          (871) Global Real Estate        $           (893) Research                  $
information on the DCA                                        ---------                                   ---------
option.                      (870) International Growth      $           Neuberger Berman Advisers
                                                              ---------  Management Trust
NOTE: DCA is not             The Alger American Fund                     (895) Mid-Cap Growth            $
available if the             (872) Leveraged AllCap          $                                            ---------
Automatic Rebalancing                                         ---------  (894) Socially Responsive       $
option or GMDB Rider         (873) MidCap Growth             $                                            ---------
have been chosen.                                             ---------  Oppenheimer Variable Account
                             American Century Variable                   Funds
                             Portfolios, Inc.                            (896) Balanced                  $
                             (874) Value                     $                                            ---------
                                                              ---------  (897) Global Securities         $
                             Credit Suisse Trust                                                          ---------
                             (875) Small Cap Core I          $           PIMCO Variable Insurance Trust
                                                              ---------  (905) CommodityRealReturn
                             Dreyfus Variable Investment                 Strategy                        $
                             Fund                                                                         ---------
                             (876) International Value       $           (909) Global Bond (Unhedged)    $
                                                              ---------                                   ---------
                             Fidelity /R/ Variable                       (906) Real Return               $
                             Insurance Products                                                           ---------
                             (877) Asset Manager /SM/        $           (907) Short-Term                $
                                                              ---------                                   ---------
                             (878) Contrafund /R/            $           (908) Total Return              $
                                                              ---------                                   ---------
                             (879) Equity-Income             $           Pioneer Variable Contracts
                                                              ---------  Trust
                             (880) Freedom 2020              $           (910) Mid Cap Value             $
                                                              ---------                                   ---------
                             (881) Freedom 2025              $           Putnam Variable Trust
                                                              ---------  (911) Diversified Income        $
                             (882) Freedom 2030              $                                            ---------
                                                              ---------  (912) Small Cap Value           $
                             (883) Growth                    $                                            ---------
                                                              ---------  SunAmerica Series Trust
                             (884) Mid Cap                   $           (913) Aggressive Growth         $
                                                              ---------                                   ---------
                             Franklin Templeton Variable                 (914) Balanced                  $
                             Insurance Products Trust                                                     ---------
                             (885) Franklin Small Cap Value              VALIC Company I
                             Securities                      $           (915) International Equities    $
                                                              ---------                                   ---------
                             (886) Mutual Shares Securities  $           (916) Mid Cap Index             $
                                                              ---------                                   ---------
                             Janus Aspen Series                          (917) Money Market I            $
                             (887) Forty                     $                                            ---------
                                                              ---------  (918) Nasdaq-100 /R/ Index      $
                             (888) International Growth      $                                            ---------
                                                              ---------  (919) Science and Technology    $
                             (889) Mid Cap Growth            $                                            ---------
                                                              ---------  (920) Small Cap Index           $
                             J.P. Morgan Series Trust II                                                  ---------
                             (891) International Equity      $           (921) Stock Index               $
                                                              ---------                                   ---------
                             JPMorgan Insurance Trust                    Van Kampen Life Investment
                             (890) Government Bond           $           Trust
                                                              ---------  (922) Growth and Income         $
                                                                                                          ---------
                                                                         Vanguard /R/ Variable
                                                                         Insurance Fund
                                                                         (923) High Yield Bond           $
                                                                                                          ---------
                                                                         (924) REIT Index                $
                                                                                                          ---------

                                                                         Other:                          $
                                                                                -----------------------   ---------


                                         INITIAL HERE TO REVOKE DCA ELECTION.
                              ----------

----------------------------------------------------------------------------------------------------------------------------------

AGLC102903                          PAGE 3 OF 5

------------------------------------------------------------------------------------------------------------------------------------

[ ] AUTOMATIC REBALANCING   7. Indicate frequency:       Quarterly       Semi-Annually       Annually
                                                   -----           -----               -----
($5,000 minimum                                   (Division Name or Number)                            (Division Name or Number)
accumulation value) Use                   %:                                                   %:
this section to apply for       ----------   ----------------------------------      ----------   ----------------------------------
or make changes to                        %:                                                   %:
Automatic Rebalancing of        ----------   ----------------------------------      ----------   ----------------------------------
the variable divisions.                   %:                                                   %:
Please refer to the             ----------   ----------------------------------      ----------   ----------------------------------
prospectus for more                       %:                                                   %:
information on the              ----------   ----------------------------------      ----------   ----------------------------------
Automatic Rebalancing                     %:                                                   %:
Option.                         ----------   ----------------------------------      ----------   ----------------------------------
                                          %:                                                   %:
Note: Automatic                 ----------   ----------------------------------      ----------   ----------------------------------
Rebalancing is not                        %:                                                   %:
available if the Dollar         ----------   ----------------------------------      ----------   ----------------------------------
Cost Averaging option has                 %:                                                   %:
been chosen. Automatic          ----------   ----------------------------------      ----------   ----------------------------------
Rebalancing is required if                %:                                                   %:
the GMDB Rider has been         ----------   ----------------------------------      ----------   ----------------------------------
chosen.                                   %:                                                   %:
                                ----------   ----------------------------------      ----------   ----------------------------------
                                          %:                                                   %:
                                ----------   ----------------------------------      ----------   ----------------------------------

                                              INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
                                ----------

------------------------------------------------------------------------------------------------------------------------------------

[ ] AUTHORIZATION FOR       8. I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service
    TRANSACTIONS               instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed
                               Interest Account and to change allocations for future premium payments and monthly deductions.
Complete this section if
you are applying for or        Initial the designation you prefer:
revoking current
telephone or e-service                Policy Owner(s) only -- If Joint Owners, either one acting independently.
privileges.                    ------

                                      Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the
                               ------
                               firm authorized to service my policy.

                               AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                                         INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                                  ------

                                         INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.
                                  ------

------------------------------------------------------------------------------------------------------------------------------------

[ ] CORRECT AGE             9. Name of Insured for whom this correction is submitted:
                                                                                      ------------------------------
Use this section to
correct the age of any         Correct DOB:       /      /
person covered under this                   ------  -----  ------
policy. Proof of the
correct date of birth
must accompany this
request.

------------------------------------------------------------------------------------------------------------------------------------

[ ] TRANSFER OF             10.                                    (Division Name or Number)        (Division Name or Number)
    ACCUMULATED VALUES
                                Transfer $         or          % from                               to                             .
Use this section if you                    -------    ---------       -----------------------------    ----------------------------
want to transfer money          Transfer $         or          % from                               to                             .
between divisions. The                     -------    ---------       -----------------------------    ----------------------------
minimum amount for              Transfer $         or          % from                               to                             .
transfers is $500.00.                      -------    ---------       -----------------------------    ----------------------------
Withdrawals from the AGL        Transfer $         or          % from                               to                             .
Declared Fixed Interest                    -------    ---------       -----------------------------    ----------------------------
Account to a Variable           Transfer $         or          % from                               to                             .
Division may only be made                  -------    ---------       -----------------------------    ----------------------------
within the 60 days after        Transfer $         or          % from                               to                             .
a policy anniversary.                      -------    ---------       -----------------------------    ----------------------------
See transfer limitations        Transfer $         or          % from                               to                             .
outlined in prospectus.                    -------    ---------       -----------------------------    ----------------------------
If a transfer causes the        Transfer $         or          % from                               to                             .
balance in any division                    -------    ---------       -----------------------------    ----------------------------
to drop below $500, AGL         Transfer $         or          % from                               to                             .
reserves the right to                      -------    ---------       -----------------------------    ----------------------------
transfer the remaining          Transfer $         or          % from                               to                             .
balance. Amounts to be                     -------    ---------       -----------------------------    ----------------------------
transferred should be
indicated in dollar or
percentage amounts,
maintaining consistency
throughout.

------------------------------------------------------------------------------------------------------------------------------------

AGLC102903                          PAGE 4 OF 5

------------------------------------------------------------------------------------------------------------------------------------

[ ] REQUEST FOR             11.          I request a partial surrender of $              or       % of the net cash surrender value.
    PARTIAL SURRENDER/          --------                                    ------------    ------
    POLICY LOAN                          I request a loan in the amount of $               .
                                --------                                    ---------------
Use this section to apply                I request the maximum loan amount available from my policy.
for a partial surrender         --------
from or policy loan
against policy values.          Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
For detailed information        percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed
concerning these two            Interest Account and Variable Divisions in use.
options please refer to
your policy and its             ----------------------------------------------------------------------------------------------------
related prospectus. If
applying for a partial          ----------------------------------------------------------------------------------------------------
surrender, be sure to
complete the Notice of          ----------------------------------------------------------------------------------------------------
Withholding section of
this Service Request in
addition to this section.

------------------------------------------------------------------------------------------------------------------------------------

[ ] NOTICE OF               12. The taxable portion of the distribution you receive from your variable universal life insurance
    WITHHOLDING                 policy is subject to federal income tax withholding unless you elect not to have withholding apply.
                                Withholding of state income tax may also be required by your state of residence. You may elect not
Complete this section if        to have withholding apply by checking the appropriate box below. If you elect not to have
you have applied for a          withholding apply to your distribution or if you do not have enough income tax withheld, you may be
partial surrender in            responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if
Section 11.                     your withholding and estimated tax are not sufficient.

                                Check one:        I do want income tax withheld from this distribution.
                                           ------
                                                  I do not want income tax withheld from this distribution.
                                           ------

                                If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

------------------------------------------------------------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------------------
[ ] AFFIRMATION/            13. CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my
    SIGNATURE                   correct taxpayer identification number and; (2) that I am not subject to backup withholding under
                                Section 3406(a)(1)(C) of the Internal Revenue Code.
Complete this section for       The Internal Revenue Service does not require your consent to any provision of this document other
ALL requests.                   than the certification required to avoid backup withholding.

                                ----------------------------------------------------------------------------------------------------

                                Dated at                               this           day of                       ,              .
                                         -----------------------------      ---------        ----------------------  -------------
                                         (City, State)


                                X                                                   X
                                -------------------------------------------------   ------------------------------------------------
                                 SIGNATURE OF OWNER                                  SIGNATURE OF WITNESS


                                X                                                   X
                                -------------------------------------------------   ------------------------------------------------
                                 SIGNATURE OF JOINT OWNER                            SIGNATURE OF WITNESS


                                X                                                   X
                                -------------------------------------------------   ------------------------------------------------
                                 SIGNATURE OF ASSIGNEE                               SIGNATURE OF WITNESS

------------------------------------------------------------------------------------------------------------------------------------

AGLC102903                               PAGE 5 OF 5